JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS SECOND QUARTER ENDED JUNE 30, 2008

(New York, NY - August 7, 2008) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended June 30, 2008.


Highlights for the second quarter of 2008 include:

     o Revenues for the second quarter of 2008 were $35.0 million compared to revenues of $34.7 million for the same period last year.
     o Loss per diluted share was $0.09 and included non-cash stock-based compensation expense of $0.07 per diluted share. Excluding this non-cash expense, loss per diluted share was $0.02 and EBITDA was $5.3 million for the second quarter of 2008.

"Revenues from our JupiterimagesUnlimited high level royalty-free subscription offering grew over 90% from the first half of 2007 to the first half of 2008. We also continue to experience significant growth from our Stockxpert.com microstock offering, both with single images and subscriptions. Our backlog for both JupiterimagesUnlimited and our Stockxpert.com microstock subscription offerings continue to increase which bodes well for future revenues," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "We have also made additional investments in our Online Media business, with the launch of our Graphics.com/Learning.com online education offering, new editorial Web sites and new events."

Jupitermedia Corporation 2nd Quarter 2008 Financial Results Conference Call
Alert

Jupitermedia Corporation invites you to participate in its conference call reviewing 2008 second quarter results on Thursday, August 7, 2008 at 5:00 pm EST.

The conference call number is (888) 726-2459 for domestic participants and (913) 312-0686 for international participants; confirmation code "844 0097." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, August 21, 2008. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants:
confirmation code: "844 0097."

New Online Images Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary Jupiterimages offerings with the addition of the following:

In April 2008, Jupitermedia announced the launch of ClipartConnection.com (www.clipartconnection.com), a new subscription service that provides access to a library of over 1 million clipart images, Web graphics and illustrations. Subscriptions are available for one week, one month and one year, and allow subscribers to download up to 250 images per day with a weekly subscription starting at only $4.95. ClipartConnection.com subscribers can use the extensive library for presentations, brochures, scrapbooking, business and personal Web sites, school and community projects and many other purposes. ClipartConnection.com serves as an affordable entry alternative to Jupiterimages' Clipart.com (www.clipart.com), which is the largest image subscription service world-wide, with more than 10.0 million clipart images, stock photos, Web graphics, illustrations, vinyl ready graphics, fonts and sound files.


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


New Online Media Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary content and advertising opportunities with the addition of the following:

In May 2008, Jupitermedia announced the launch of Graphics.com/Learning (www.graphics.com/learning), a series of new online courses and on demand training for creative professionals, taught by expert instructors, covering a range of topics from everyday project management and business issues to design tips, tutorials, software and typography-for all areas of graphic design. Creative professionals can choose to learn on their own through on demand training videos or multi-week interactive courses. Class sizes are limited for multi-week courses to ensure that instructors will be able to provide individual attention to all participants.


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


                                                      Jupitermedia Corporation

                                      Unaudited Consolidated Condensed Statements of Operations

                                      For the Three and Six Months Ended June 30, 2007 and 2008
                                              (in thousands, except per share amounts)


                                                                                    Three Months Ended         Six Months Ended
                                                                                         June 30,                  June 30,
                                                                                 ------------------------- -------------------------
                                                                                     2007                      2007
                                                                                   Restated       2008       Restated       2008
                                                                                  ------------ ----------- ------------- -----------
Revenues......................................................................... $    34,669  $   35,000  $    69,440   $   69,546
                                                                                  ------------ ----------- ------------- -----------

Cost of revenues (exclusive of items shown separately below).....................     14,499       16,145       29,301       31,017
Advertising, promotion and selling...............................................      7,266        7,896       14,366       15,351
General and administrative.......................................................      6,320        8,111       14,710       15,674
Depreciation.....................................................................      1,163        1,231        2,225        2,482
Amortization.....................................................................      3,184        3,994        6,288        7,945
                                                                                  ------------ ----------- ------------- -----------
Total operating expenses.........................................................     32,432       37,377       66,890       72,469
                                                                                  ------------ ----------- ------------- -----------
Operating income (loss)..........................................................      2,237       (2,377)       2,550       (2,923)

Other income (loss), net.........................................................       (308)         (36)        (333)         795
Interest income..................................................................         38           30           78          106
Interest expense.................................................................     (1,431)      (1,847)      (2,904)      (3,573)
                                                                                  ------------ ----------- ------------- -----------
Income (loss) before income taxes and minority interests.........................        536       (4,230)        (609)      (5,595)
Provision (benefit) for income taxes.............................................        112         (965)        (346)      (1,224)
Minority interests...............................................................        (38)         (21)         (79)         (25)
                                                                                  ------------ ----------- ------------- -----------
Net income (loss)................................................................ $      386   $   (3,286) $      (342)  $   (4,396
                                                                                  ============ =========== ============= ===========

Earnings (loss) per share:
      Basic net income (loss).................................................... $     0.01   $    (0.09) $     (0.01)  $    (0.12)
                                                                                  ============ =========== ============= ===========
      Diluted net income (loss).................................................. $     0.01   $    (0.09) $     (0.01)  $    (0.12)
                                                                                  ============ =========== ============= ===========
Shares used in computing earnings (loss) per share:
      Basic......................................................................     35,968       36,032       35,886       36,032
                                                                                  ============ =========== ============= ===========
      Diluted....................................................................     36,358       36,032       35,886       36,032
                                                                                  ============ =========== ============= ===========


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




Segment Information

The following tables summarize the results of the segments of Jupitermedia for the three and six months ended June 30, 2007 and 2008. Online images consists of the Jupiterimages business that includes: BananaStock, Workbook Stock, Brand X Pictures, FoodPix, Botanica, Nonstock, The Beauty Archive, IFA Bilderteam, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Bigshot Media, Goodshoot, Polka Dot Images, Stock Image, Pixland, Photos.com, Ablestock.com, PhotoObjects.net, Clipart.com, JupiterGreetings.com, AnimationFactory.com, RoyaltyFree-Music.com,
StudioCutz.com, eStockMusic.com and Stockxpert.com. Online media includes the internet.com, EarthWeb.com, DevX.com, Mediabistro.com and Graphics.com Networks. Other includes corporate overhead, depreciation and amortization.


                                                                                   (unaudited)                (unaudited)
                                                                                Three Months Ended         Six Months Ended
                                                                                     June 30,                  June 30,
                                                                             ------------------------ ---------------------------
                                                                                2007         2008         2007          2008
                                                                             ----------- ------------- ----------- --------------
Revenues:
      Online images                                                          $   27,383  $    26,090   $   55,297  $    52,232
      Online media                                                                7,286        8,910       14,143       17,314
                                                                             ----------- ------------- ----------- --------------
                                                                                 34,669       35,000       69,440       69,546
                                                                             ----------- ------------- ----------- --------------
Cost of revenues and operating expenses: (A)
      Online images                                                              18,161       18,883       37,453       37,042
      Online media                                                                5,664        7,870       10,405       14,425
      Depreciation and amortization                                               4,347        5,225        8,513       10,427
      Other (B)                                                                   4,260        5,399       10,519       10,575
                                                                             ----------- ------------- ----------- --------------
                                                                                 32,432       37,377       66,890       72,469
                                                                             ----------- ------------- ----------- --------------
Operating income (loss):
      Online images                                                               9,222        7,207       17,844       15,190
      Online media                                                                1,622        1,040        3,738        2,889
      Other (B) (C)                                                              (8,607)     (10,624)     (19,032)     (21,002)
                                                                             ----------- ------------- ----------- --------------
                                                                             $    2,237  $    (2,377)  $    2,550  $    (2,923)
                                                                             ----------- ------------- ----------- --------------

     (A) Cost of revenues and operating expenses include non-cash, stock-based compensation expense of $866,000 and $1.7 million, respectively, for the three and six months ended June 30, 2007, and $2.4 million and $3.1 million, respectively, for the three and six months ended June 30, 2008.

     (B) The six months ended June 30, 2007 include $1.9 million in legal and other fees associated with discussions with Getty Images, Inc. regarding a potential transaction which were terminated on March 7, 2007. The six months ended June 30, 2008 include approximately $700,000 of one-time expenses for accounting and other professional fees related to the non-cash impairment charge and restatement in the fourth quarter of 2007.

     (C) Includes depreciation and amortization expense.


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


                                                     Jupitermedia Corporation

                                         Unaudited Consolidated Condensed Balance Sheets

                                               December 31, 2007 and June 30, 2008
                                        (in thousands, except share and per share amounts)


                                                                                                   December 31,     June 30,
                                                                                                       2007           2008
                                                                                                  -------------- ---------------

                                             ASSETS

Current assets:
      Cash and cash equivalents.................................................................. $       7,301  $       5,852
      Accounts receivable, net of allowances of $2,026 and $1,791, respectively..................        25,689         23,974
      Prepaid expenses and other current assets..................................................         5,797          5,181
      Deferred income taxes......................................................................         1,441          1,558
                                                                                                  -------------- ---------------
            Total current assets.................................................................        40,228         36,565
                                                                                                  -------------- ---------------

Property and equipment, net of accumulated depreciation of $17,364 and $20,135, respectively.....        13,022         14,833
Intangible assets, net...........................................................................        74,002         71,158
Goodwill.........................................................................................       139,813        139,871
Deferred income taxes............................................................................        13,049         15,350
Investments and other assets.....................................................................         2,575          2,391
                                                                                                  -------------- ---------------
            Total assets......................................................................... $     282,689  $     280,168
                                                                                                  ============== ===============

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable........................................................................... $       7,153  $       9,435
      Accrued payroll and related expenses.......................................................         3,383          3,403
      Accrued expenses and other current liabilities.............................................        11,822         11,833
      Current portion of long-term debt..........................................................           750            750
      Deferred revenues..........................................................................        15,121         15,538
                                                                                                  -------------- ---------------
            Total current liabilities............................................................        38,229         40,959
                                                                                                  -------------- ---------------

Long-term debt...................................................................................        83,375         79,000
Deferred revenues................................................................................           507            418
Other long-term liabilities......................................................................         3,586          3,326
                                                                                                  -------------- ---------------
            Total liabilities....................................................................       125,697        123,703
                                                                                                  -------------- ---------------
Commitments and contingencies

Stockholders' equity:
      Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued.............            --              --
      Common stock, $.01 par value, 75,000,000 shares authorized, 36,029,651 and 36,032,152
         shares issued, respectively.............................................................           360            360
      Additional paid-in capital.................................................................       266,858        269,981
      Accumulated deficit........................................................................      (117,798)      (122,194)
      Treasury stock, 65,000 shares at cost......................................................          (106)          (106)
      Accumulated other comprehensive income.....................................................         7,678          8,424
                                                                                                  -------------- ---------------
            Total stockholders' equity...........................................................       156,992        156,465
                                                                                                  -------------- ---------------
                                                                                                                       280,168
            Total liabilities and stockholders' equity........................................... $     282,689  $     280,168
                                                                                                  ============== ===============


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


                                                  Jupitermedia Corporation

                                  Unaudited Consolidated Condensed Statements of Cash Flows

                                           Six Months Ended June 30, 2007 and 2008
                                                       (in thousands)


                                                                                                     Six Months Ended
                                                                                                         June 30,
                                                                                                 --------------------------
                                                                                                     2007
                                                                                                   Restated       2008
                                                                                                 ------------- ------------

Cash flows from operating activities:
      Net loss.................................................................................. $      (342)  $   (4,396)
Adjustments to reconcile net loss to net cash provided by operating activities:
            Depreciation and amortization.......................................................       8,513       10,427
            Stock-based compensation............................................................       1,711        3,116
            Provision (benefit) for losses on accounts receivable...............................          50         (465)
            Minority interests..................................................................          79           25
            Other (income) loss, net............................................................        (132)          35
            Amortization of debt issuance costs.................................................          --           157
            Deferred income taxes...............................................................        (521)      (2,005)
            Excess tax benefit from stock-based compensation....................................        (356)          --
      Changes in operating assets and liabilities (net of businesses acquired):.................
            Accounts receivable.................................................................      (1,186)       2,496
            Prepaid expenses and other assets...................................................      (1,143)         944
            Accounts payable and accrued expenses and other liabilities.........................         754         (975)
            Deferred revenues...................................................................         764          265
                                                                                                 ------------- ------------
                  Net cash provided by operating activities.....................................       8,191        9,624
                                                                                                 ------------- ------------

Cash flows from investing activities:
      Purchases of property and equipment.......................................................      (2,353)      (3,930)
      Acquisitions of businesses, images and other..............................................      (8,419)      (2,027)
      Proceeds from sales of assets and other...................................................         132           40
                                                                                                 ------------- ------------
                  Net cash used in investing activities.........................................     (10,640)      (5,917)
                                                                                                 ------------- ------------
Cash flows from financing activities:
      Borrowings under credit facilities........................................................       5,900           --
      Debt issuance costs.......................................................................          --           (15)
      Repayment of borrowings under credit facilities...........................................      (9,000)      (4,375)
      Proceeds from exercise of stock options...................................................       1,038            7
      Excess tax benefit from stock-based compensation..........................................         356           --
                                                                                                 ------------- ------------
                  Net cash used in financing activities.........................................      (1,706)      (4,383)
                                                                                                 ------------- ------------
Effects of exchange rates on cash and cash equivalents..........................................          67         (773)
                                                                                                 ------------- ------------
Net change in cash and cash equivalents.........................................................      (4,088)      (1,449)
Cash and cash equivalents, beginning of period..................................................       8,891        7,301
                                                                                                 ------------- ------------
Cash and cash equivalents, end of period........................................................ $     4,803   $    5,852
                                                                                                 ============= ============
Supplemental disclosures of cash flow:
            Cash paid for income taxes.......................................................... $     1,853   $      (39)
                                                                                                 ============= ============
            Cash paid for interest.............................................................. $     2,575   $    2,938
                                                                                                 ============= ============
Non-cash investing activities:
            Acquisitions of long-lived assets................................................... $        --    $     393
                                                                                                 ============= ============
            Purchase obligation................................................................. $        --    $     900
                                                                                                 ============= ============


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


Business Outlook

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of August 7, 2008. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

Future Expectations

(In millions except for earnings per diluted share)              Q3 2008
                                                                 -------
                                                                   (A)

Revenues                                                            $33.5-34.5

Cost of revenues, advertising, promotion & selling, and             $27.4-28.4
general & administrative expenses

EBITDA (Earnings before interest, taxes, depreciation and             $5.8-6.4
amortization)

Depreciation and amortization                                            $5.1

Interest expense, net                                                    $1.6

Provision (benefit) for income taxes                                    ($0.2)

Net income (loss)                                                       ($0.4)

Diluted share count                                                      36.1

Earnings (loss) per diluted share                                      ($0.01)



Notes:

(A) This financial guidance does not include estimated non-cash stock-based compensation expense relating to employee stock options in the amount of $0.02 per share for Q3 2008.


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



About Jupitermedia Corporation

Jupitermedia Corporation (Nasdaq: JUPM, http://www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of images, news and original information, career Web sites and events for information technology, business, media and creative professionals. Jupitermedia includes Jupiterimages, one of the leading images companies in the world with over 10.0 million images online serving creative professionals with brands like BananaStock, Workbook Stock, Brand X Pictures, FoodPix, Botanica, Nonstock, The Beauty Archive, IFA Bilderteam, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Bigshot Media, Goodshoot, Polka Dot Images, Stock Image, Pixland, Photos.com, Ablestock.com, PhotoObjects.net, Clipart.com, JupiterGreetings.com, AnimationFactory.com, RoyaltyFreeMusic.com, StudioCutz.com, eStockMusic.com and Stockxpert.com. The JupiterOnlineMedia division of Jupitermedia consists of five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and Mediabistro.com and Graphics.com for media and creative professionals. These networks include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 15 million users monthly. JupiterOnlineMedia also includes specialized career Web sites for select professional communities which can be found on Mediabistro.com and JustTechJobs.com. In addition, JupiterOnlineMedia includes JupiterEvents and Mediabistro's media-related events, which produce offline conferences and trade shows focused on IT and business-specific topics including ISPCON, Mediabistro Circus, Web 3.0 Conference & Expo and Mobile Content & Marketing Expo.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which Jupitermedia competes; the unpredictability of Jupitermedia's future revenues, expenses, cash flows and stock price; Jupitermedia's ability to integrate acquired businesses, products and personnel into its existing businesses; Jupitermedia's ability to protect its intellectual property; and Jupitermedia's dependence on a limited number of advertisers. For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.



All current Jupitermedia press releases can be found online at www.jupitermedia.com/corporate/press.html.

For information on Jupitermedia Corporation contact:
Michael DeMilt
VP of Marketing
203-662-2989
press@jupitermedia.com


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